Provisions (Details Narrative) $ in Millions	12 Months Ended
Jun. 30, 2025 ARS ($)
Provisions
Expenses	$ 25,000
Description of trial and preventive seizure - province of salta	The contracts with the state company Salta Forestal S.A. by means of which rural real estate was given in concession to Cresud, the Governor of the Province of Salta has decreed through decrees 815/20, 395/21, 396/21, 397/21 and 398 / 21 reject the hierarchical appeals filed by Cresud against the payment of the royalties made by Salta Forestal S.A. and, depending on the campaign, by the Ministry of Agrarian Affairs for the 2013/2014, 2014/2015, 2015/2016, 2016/2017 campaigns , 2017/2018, 2018/2019 and 2019/2020 of corn, soybean and / or sorghum crops. In this context, Cresud has initiated the judicial challenge of these decrees and the province of Salta has initiated an executive and freezing lawsuit for the amounts of the controversial fees